POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS, that the undersigned hereby
constitutes and appoints Brian Levey, Jacob McQuown and
Tyler Stahl, and each of them, as the undersigned's true
and lawful attorney-in-fact to: execute for and on behalf
of the undersigned, in the undersigned's capacity as a
representative of Upwork Inc. (the "Company"), any and all
Form ID, or Form 3, 4 or 5 reports and any amendments
thereto required to be filed by the undersigned in
accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), and the rules
thereunder with respect to transactions in the Company's
securities; do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form ID, or Form
3, 4 or 5 report and any amendments thereto and timely file
such report with the U.S. Securities and Exchange
Commission and any stock exchange or similar authority; and
take any other action of any type whatsoever in connection
with the foregoing which, in the opinion of such attorney-
in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood
that the documents executed by such attorney-in-fact on
behalf of the undersigned, pursuant to this Power of
Attorney, shall be in such form and shall contain such
terms and conditions as such attorney-in-fact may approve
in his or her discretion. The undersigned hereby grants to
each such attorney-in-fact full power and authority to do
and perform each and every act and thing whatsoever
requisite, necessary, and proper to be done in the exercise
of any of the rights and powers herein granted, as fully to
all intents and purposes as the undersigned might or could
do if personally present, with full power of substitution
or revocation, hereby ratifying and confirming all that
such attorney-in-fact, or his or her substitute or
substitutes, shall lawfully do or cause to be done by
virtue of this Power of Attorney and the rights and powers
herein granted. The undersigned acknowledges that no such
attorney-in-fact, in serving in such capacity at the
request of the undersigned, is hereby assuming, nor is the
Company hereby assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Exchange
Act. This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Form 3, 4 or 5 reports with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of 6/3/2025	.


Glenn Kelman
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